UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 25, 2019

AMERICAN MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2103 CityWest Blvd., Bldg. 4, Suite 800 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

(346) 241-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	AMID	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Eric. T. Kalamaras

On May 25, 2019, Eric T. Kalamaras, Senior Vice President and Chief Financial Officer of American Midstream GP, LLC (the “General Partner”), a Delaware limited liability company and the general partner of American Midstream Partners, LP (the “Partnership”), entered into a Retention and Separation Plan with the General Partner (the “Kalamaras Retention and Separation Plan”). The Kalamaras Retention and Separation Plan sets forth the terms of Mr. Kalamaras’ continued employment through the occurrence of a Qualifying Termination Event (as defined in the Kalamaras Retention and Separation Plan) (such date, the “Kalamaras Termination Date”). Pursuant to the Kalamaras Retention and Separation Plan, unless Mr. Kalamaras’ employment is terminated on an earlier date, his employment with the General Partner will automatically terminate on December 31, 2019.

Under the terms of the Kalamaras Retention and Separation Plan, the General Partner agreed to pay Mr. Kalamaras a lump sum payment following the Kalamaras Termination Date equal to (i) any accrued and unpaid salary and paid time off through the Kalamaras Termination Date, (ii) twelve months’ base salary, plus (iii) Mr. Kalamaras’ pro-rated current year annual cash bonus for the year of termination. In addition, all phantom units or other long-term incentive awards held by Mr. Kalamaras as of the Kalamaras Termination Date will vest at a settlement price of $5.25 per unit and the unvested portion of Mr. Kalamaras’ interest in the General Partner’s one-time $6 per unit cash retention bonus will automatically vest. The General Partner also agreed to provide Mr. Kalamaras and his dependents with COBRA coverage for a period of up to twelve months following the Kalamaras Termination Date. There were no disagreements between Mr. Kalamaras and the Partnership or the General Partner or any officer or director of the Partnership or the General Partner that led to Mr. Kalamaras’ entry into the Kalamaras Retention and Separation Plan.

The foregoing description of the Kalamaras Retention and Separation Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Kalamaras Retention and Separation Plan, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Christopher B. Dial

On May 25, 2019, Christopher B. Dial, Senior Vice President and General Counsel of the General Partner, entered into a Retention and Separation Plan with the General Partner (the “Dial Retention and Separation Plan”). The Dial Retention and Separation Plan sets forth the terms of Mr. Dial’s continued employment through the occurrence of a Qualifying Termination Event (as defined in the Dial Retention and Separation Plan) (such date, the “Dial Termination Date”). Pursuant to the Dial Retention and Separation Plan, unless Mr. Dial’s employment is terminated on an earlier date, his employment with the General Partner will automatically terminate on December 31, 2019.

Under the terms of the Dial Retention and Separation Plan, the General Partner agreed to pay Mr. Dial a lump sum payment following the Dial Termination Date equal to (i) any accrued and unpaid salary and paid time off through the Dial Termination Date, (ii) twelve months’ base salary, (iii) Mr. Dial’s pro-rated current year annual cash bonus for the year of termination, plus (iv) $150,000. In addition, all phantom units or other long-term incentive awards held by Mr. Dial as of the Dial Termination Date will vest at a settlement price of $5.25 per unit and the unvested portion of Mr. Dial’s interest in the General Partner’s one-time $6 per unit cash retention bonus will automatically vest. Unvested phantom units for the cash retention bonus do not include performance units. The General Partner also agreed to provide Mr. Dial and his dependents with COBRA coverage for a period of up to twelve months following the Dial Termination Date. There were no disagreements between Mr. Dial and the Partnership or the General Partner or any officer or director of the Partnership or the General Partner that led to Mr. Dial’s entry into the Dial Retention and Separation Plan.

The foregoing description of the Dial Retention and Separation Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Dial Retention and Separation Plan, which is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

Louis J. Dorey

On May 25, 2019, Louis J. Dorey, Senior Vice President of Business Development of the General Partner entered into a Retention and Separation Plan with the General Partner (the “Dorey Retention and Separation Plan”). The Dorey Retention and Separation Plan sets forth the terms of Mr. Dorey’s continued employment through the occurrence of a Qualifying Termination Event (as defined in the Dorey Retention and Separation Plan) (such date, the “Dorey Termination Date”). Pursuant to the Dorey Retention and Separation Plan, unless Mr. Dorey’s employment is terminated on an earlier date, his employment with the General Partner will automatically terminate on January 1, 2020.

Under the terms of the Dorey Retention and Separation Plan, the General Partner agreed to pay Mr. Dorey a lump sum payment following the Dorey Termination Date equal to (i) any accrued and unpaid salary and paid time off through the Dorey Termination Date, (ii) twelve months’ base salary, (iii) Mr. Dorey’s pro-rated current year annual cash bonus for the year of termination, plus (iv) $150,000 if Mr. Dorey is offered and accepts the position of interim Chief Executive Officer for the General Partner. In addition, all phantom units or other long-term incentive awards held by Mr. Dorey as of the Dorey Termination Date will vest at a settlement price of $5.25 per unit and the unvested portion of Mr. Dorey’s interest in the General Partner’s one-time $6 per unit cash retention bonus will automatically vest. Unvested phantom units for the cash retention bonus do not include performance units. The General Partner also agreed to provide Mr. Dorey and his dependents with COBRA coverage for a period of up to twelve months following the Dorey Termination Date. There were no disagreements between Mr. Dorey and the Partnership or the General Partner or any officer or director of the Partnership or the General Partner that led to Mr. Dorey’s entry into the Dorey Retention and Separation Plan.

The foregoing description of the Dorey Retention and Separation Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Dorey Retention and Separation Plan, which is attached hereto as Exhibit 10.3, and is incorporated herein by reference.

Appointment of Officer

Effective May 25, 2019, the board of directors of the General Partner appointed Mr. Dorey as Interim President and Chief Executive Officer of the General Partner. Following the Dorey Termination Date and pursuant to the Dorey Retention and Separation Plan, Mr. Dorey will receive aggregate cash compensation of $150,000 for his services as interim Chief Executive Officer for the General Partner. In addition, upon the date of the Dorey Retention and Separation Plan, the General Partner will adjust Mr. Dorey’s annualized base salary to $350,000, payable through January 1, 2020.

Mr. Dorey has served as Senior Vice President of Business Development of the General Partner since January 2014. Mr. Dorey previously served in various capacities at Continuum Energy Services from 2005 to 2014, being responsible for strategic planning, mergers and acquisitions, corporate business development and capital markets activities, and also served as interim chief financial officer. Mr. Dorey was employed by Dynegy Inc. from 1997 to 2002, where he held various positions including Vice President of Strategy and Planning for Power Assets Group, President of Retail and Wholesale Marketing and interim chief financial officer. From 1991 to 1997, Mr. Dorey served as Vice President of Mergers and Acquisitions of Destec Energy Inc. and completed various acquisitions, including leading the sale of Destec Energy Inc. to Dynegy Inc. Mr. Dorey has participated in over $5 billion of transactions (including mergers, acquisitions and development transactions), managed five regional wholesale marketing offices and a national retail marketing group, and participated in the closing and integration of three public mergers. Mr. Dorey earned a Bachelor of Business Administration from the University of Oklahoma and a Juris Doctorate from the University of Texas, Austin.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description

10.1	Retention and Separation Plan, dated May 25, 2019 by and between Eric. T. Kalamaras and American Midstream GP, LLC.

10.2	Retention and Separation Plan, dated May 25, 2019 by and between Christopher B. Dial and American Midstream GP, LLC.

10.3	Retention and Separation Plan, dated May 25, 2019 by and between Louis J. Dorey and American Midstream GP, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2019	AMERICAN MIDSTREAM PARTNERS, LP By: AMERICAN MIDSTREAM PARTNERS GP, LLC its General Partner

	By	/s/ Eric Kalamaras
Name: Eric Kalamaras Title: Senior Vice President and Chief Financial Officer